UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

THE CORPORATE EXECUTIVE BOARD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34849	52-2056410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)

(571) 303-3000

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On August 2, 2012, The Corporate Executive Board Company (“CEB”) and its wholly owned subsidiary, The Corporate Executive Board Company (UK) Limited (“CEB UK”), completed the acquisition of SHL Group Holdings 1 Limited and its subsidiaries (together, the “SHL Group”) from funds managed by Hg Capital (“Hg Capital”) and Veronis Suhler Stevenson (“VSS”) and members of management and other investors (together with the affiliates of Hg Capital and VSS, the “Sellers”) for an enterprise value of $660 million (the “Gross Purchase Price”), subject to adjustment as provided in the sale and purchase agreement dated as of July 2, 2012 related thereto (the “Acquisition”).

On August 2, 2012, CEB filed a Current Report on Form 8-K (the “Current Report”) to report the completion of the Acquisition and certain other matters. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Current Report. This Current Report on Form 8-K/A provides financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Current Report.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following information is filed as exhibits hereto:

•

Unaudited condensed consolidated financial statements of SHL Group Holdings I Limited (in British Sterling Pounds) as of June 30, 2012 and for the six months ended June 30, 2012 and 2011, including an unaudited note reconciling the differences between generally accepted accounting practices in the United Kingdom (“UK GAAP”) and accounting principles generally accepted in the United States (“US GAAP”), are attached hereto as Exhibit 99.1.

•

Audited consolidated financial statements of SHL Group Holdings I Limited (in British Sterling Pounds) as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, including an audited note reconciling UK GAAP and US GAAP for 2011 and 2010, are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2012 and the year ended December 31, 2011 is attached hereto as Exhibit 99.3.

(d) Exhibits

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Auditors, Deloitte LLP.

23.2	Consent of Independent Auditors, McGladrey LLP.

99.1	SHL Group Holdings I Limited unaudited condensed consolidated financial statements as of June 30, 2012 and for the six months ended June 30, 2012 and 2011.

99.2	SHL Group Holdings I Limited consolidated financial statements as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011.

99.3	The Corporate Executive Board Company unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2012 and the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CORPORATE EXECUTIVE BOARD COMPANY (Registrant)

Date: October 18, 2012	By:	/s/ Richard S. Lindahl
Richard S. Lindahl Chief Financial Officer

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